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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Tipperary Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TIPPERARY CORPORATION
633 Seventeenth Street
Suite 1550
Denver, Colorado 80202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON
April 27, 2004

TO THE SHAREHOLDERS:

Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Tipperary Corporation (the "Company"), a Texas corporation, will be held in Salons 5 and 6 of the Marriott City Center, 1701 California Street, Denver, Colorado, on Tuesday, April 27, 2004, at 10:00 a.m., local time, for the purpose of taking action on:

1.
The election of seven (7) directors to serve until the next Annual Meeting of Shareholders or until their successors shall be duly elected and qualified;

2.
The ratification of the reappointment of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the Company's independent auditors for 2004;

3.
The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Company's Board of Directors has fixed the close of business on March 9, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. These materials were first mailed to shareholders on or about April 2, 2004. The principal executive office and mailing address of the Company is set forth above.

Information concerning the matters to be acted upon at the Annual Meeting is set forth in the accompanying Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS
Elaine R. Treece Corporate Secretary

Date: March 29, 2004

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE COMPLETE AND PROMPTLY RETURN YOUR SIGNED PROXY IN THE POSTAGE-PAID ENVELOPE. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. IF YOU ATTEND THE MEETING YOU CAN REVOKE YOUR PROXY AND VOTE IN PERSON.

TIPPERARY CORPORATION
PROXY STATEMENT
SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the Board of Directors of Tipperary Corporation in connection with the Annual Meeting of Shareholders to be held on Tuesday, April 27, 2004, ("Annual Meeting") in Salons 5 and 6 of the Marriott City Center, 1701 California Street, Denver, Colorado, at 10:00 a.m., local time.

The annual meeting will be held to elect seven directors to hold office until the next annual meeting or until their successors are otherwise appointed or elected, and to ratify the reappointment of the Company's independent auditors.

The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, Proxy Statement and form of proxy, which are first being mailed to the shareholders on or about April 2, 2004, will be borne by the Company. It is contemplated that solicitation of proxies will be primarily by mail, but may be supplemented with personal solicitation by the Company's officers, directors and other regular employees to whom no additional compensation will be paid.

REVOCATION OF PROXY

Any shareholder giving a proxy may revoke it at any time prior to its use by notifying the Company either in person or by written notice of the revocation or by submitting a duly executed proxy bearing a later date which is received by the Company at least two business days prior to the meeting. Shareholder attendance at the Annual Meeting may revoke any proxy given by such shareholder. If no specification is made on the proxy, the shares will be voted in accordance with the recommendation of the Board of Directors, as stated herein, or at the discretion of the named proxy with regard to any other matter that may properly come before the Annual Meeting.

VOTING AT THE ANNUAL MEETING

The close of business on March 9, 2004, has been fixed by the Company's Board of Directors as the record date for the determination of shareholders entitled to vote at the Annual Meeting. As of that date, the Company had issued and outstanding 39,321,489 shares of Common Stock, par value $.02 per share.

The Company's Articles of Incorporation do not permit cumulative voting by shareholders. The Common Stock is the Company's only class of voting securities. Accordingly, each holder of Common Stock as of the record date will be entitled to cast one vote for each share of Common Stock held.

A quorum for the Annual Meeting will consist of attendance, either in person or by proxy, of a majority of outstanding shares of Common Stock. Of the votes cast at the Annual Meeting, a vote of the holders of a majority of the Common Stock present, either in person or by proxy, is required to elect each director nominee and to ratify the reappointment of PricewaterhouseCoopers as the Company's independent auditors for 2004.

Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in "street name") but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors and ratification of auditors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of March 9, 2004, regarding the beneficial ownership by persons and entities known by the Company to beneficially own more than 5% of the outstanding Common Stock. Except as otherwise indicated, to the knowledge of the Company, each person or entity whose name appears below has sole voting and investment power over its respective shares of Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class
Slough Estates USA Inc.(1) 444 N. Michigan Avenue, Suite 3230 Chicago, Illinois 60611	25,738,844	(2)	62.7%
Columbia Wanger Asset Management, L.P.(3) 227 West Monroe Street, Suite 3000 Chicago, Illinois 60606	2,611,712		6.6%

(1)
Slough Estates USA Inc. ("Slough"), a Delaware corporation, is a wholly owned U.S. subsidiary of Slough Trading Estate Limited ("STEL"), which is a wholly owned subsidiary of Slough Estates plc ("SEL"). The board of directors of SEL ultimately exercises voting and dispositive power with regard to the shares of the Company's Common Stock. SEL is a publicly held limited liability company. The principal office of both SEL and STEL is located at 234 Bath Road, Slough SL1 4EE, England.

(2)
Includes 216,571 shares held as collateral for a loan due from the estate of a former director of the Company and 1,700,000 shares covered by warrants, of which 500,000 shares are covered by warrants expiring on December 22, 2005 and exercisable at $3.00 per share and 1,200,000 shares are covered by warrants which expire December 23, 2009 and are exercisable at $2.00 per share.

(3)
This information is based on Schedule 13G/A filed with the United States Securities and Exchange Commission on February 13, 2004 by Columbia Wanger Asset Management, L.P. ("WAM"), WAM Acquisition GP, Inc., the general partner of WAM ("WAM GP") and Columbia Acorn Trust ("Columbia"). WAM is an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940; WAM GP is the General Partner of the Investment Adviser and Columbia is an Investment Company registered under Section 8 of the Investment Company Act. All shares are included in the shares beneficially owned by WAM and WAM GP with shared voting and dispositive power. Columbia claims beneficial ownership as to shared voting and dispositive power over 2,265,000 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At December 31, 2003, the Company owed Slough and STEL, our majority shareholder, approximately $74.1 million as shown in the following table:

Lendor	Borrower	Loan Initiated	USD Current Balance	Loan Denomination	Due Date	Annual Rate	Purpose
STEL	TOGA(1)	AUG 2003	$33.7 Million	Australian dollars ("AUD")	FEB 2005	13%	Retire debt and purchase royalty
STEL	TOGA(1)	MAR 2003	$27.4 Million	AUD	APR 2012	13%	Exploration & development
STEL	Company	MAR 2003	$9.0 Million	USD	APR 2012	13%	General corporate
Slough	Company	JUL 2002	$4.0 Million	USD	APR 2005	4.6%	General corporate

(1)
"TOGA" is Tipperary Oil & Gas (Australia) Pty Ltd, which is 90% owned by the Company and 10% owned by Slough Estates USA, Inc.

In December 2003, the Company entered into an agreement with STEL whereby STEL agreed to provide guarantee, security or other obligations stipulated by a financing arrangement the Company expects to enter into in the near term with a group of banks in Australia. As consideration the Company has agreed to pay to STEL a guarantee commission of 1% per annum on the daily outstanding balance of the financing arrangement.

On August 15, 2003, TOGA borrowed $29.7 million ($45 million Australian) from STEL for the purpose of paying off the $22 million long-term debt owed TCW Asset Management Company ("TCW") and to substantially fund the $7.7 million repurchase of the 6% overriding royalty held by TCW on the Company's Comet Ridge properties. An arrangement fee of $250,000 USD was paid to STEL in connection with this loan. The loan's stated currency is Australian dollars. The U.S. dollar value as of December 31, 2003 was $33.7 million.

In March 2003, the Company entered into two credit facility agreements with STEL allowing the Company to borrow on an unsecured basis up to $8.5 million USD and $27.5 million AUD for its U.S. and Australian operations, respectively. On November 25, 2003, the borrowing limits of these facilities were amended to $11.5 million USD and $41.5 million AUD, respectively. Using borrowings from these credit facilities, the Company substantially funded its operating and capital needs in the United States and Australia during 2003. The Company may repay the loans in whole or in part without prepayment penalties. STEL may demand repayment prior to the maturity date provided that STEL gives 18-month notice. In connection with these credit facilities, the Company paid STEL arrangement fees of $40,000 USD and $100,000 AUD, respectively. The U.S. dollar fair market value of the outstanding balance of these facilities as of December 31, 2003 was $9.0 million and $27.4 million, respectively.

In 2002, the Company borrowed $4 million for working capital from Slough which is evidenced by a note payable that bears interest at LIBOR plus 3.5% (4.678% as of December 31, 2003) and is payable in full on April 30, 2005, pursuant to an extension granted in March 2004.

In January 2001, Slough advanced the Company $2.5 million to finance the purchase of a drilling rig to be used in Australia. During 2003 the Company paid in full the outstanding balance with proceeds from other Slough loans.

During 2003, the Company paid Slough and STEL interest on the above loans of approximately $350,000 and $3.5 million, respectively.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of March 9, 2004, regarding shares of the Company's Common Stock beneficially owned by each nominee for director, each executive officer named in the table "Executive Compensation" below and by all executive officers and directors as a group. Except as otherwise indicated, to the knowledge of the Company, each person has sole voting and investment power over his or her respective shares of Common Stock. Options or warrants exercisable within 60 days of March 9, 2004 are included within the total beneficial ownership.

Title of Class	Name of Beneficial Owner	Address of Beneficial Owner	Total Beneficial Ownership	Options or Warrants Exercisable Within 60 Days of March 9, 2004	Percentage of Class(1)
Common Stock—$.02 par value	David L. Bradshaw	633 17th Street, Suite 1550 Denver, CO 80202	528,362	490,234	1.3%
	Kenneth L. Ancell	952 Echo Lane, Suite 375 Houston, TX 77024	277,492	268,334	*
	Eugene I. Davis	Five Canoe Brook Drive Livingston, NJ 07039	65,000	65,000	*
	Douglas Kramer	33 West Monroe Chicago, IL 60603	40,000	—	*
	Marshall D. Lees	444 North Michigan Avenue, Suite 3230, Chicago, IL 60611	25,000	25,000	*
	Charles T. Maxwell	145 Mason Street Greenwich, CT 06830	110,000	50,000	*
	D. Leroy Sample	20383 Wildcat Run Drive Estero, FL 33928	61,178	50,000	*
	Jeff T. Obourn	633 17th Street, Suite 1550 Denver, CO 80202	268,667	191,667	*
	Joseph B. Feiten	633 17th Street, Suite 1550 Denver, CO 80202	10,000	10,000	*
	Executive officers and directors as a group, 9 in number		1,385,699		3.4%

(1)
Securities not outstanding but included in the beneficial ownership of each such person are deemed to be outstanding for the purpose of computing the percentage of outstanding securities owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. An * designates less than 1%.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") during the fiscal year ended December 31, 2003 and Forms 5 and amendments thereto furnished to us with respect to the fiscal year ended December 31, 2003, as well as any representation from a reporting person that no Form 5 is required, the Company is not aware of any person that failed to file on a timely basis, as disclosed in the aforementioned Forms, reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2003.

COMMITTEES OF THE BOARD OF DIRECTORS

To assist it in carrying out its duties, the Board has delegated certain authority to three committees whose functions are described below:

Audit Committee

Members at December 31, 2002 and 2003: Directors Davis (Chair), Maxwell and Sample

Number of Meetings in 2003: Four

Functions:

  •
  Assists the Board in fulfilling its oversight responsibilities as they relate to the Company's accounting policies, internal controls, financial reporting practices and legal and regulatory compliance;

  •
  Hires the independent auditors;

  •
  Monitors the independence and performance of the Company's independent auditors and internal auditors;

  •
  Maintains, through regularly scheduled meetings, a line of communication between the Board and the Company's financial management, internal auditors and independent auditors; and

  •
  Oversees compliance with the Company's policies for conducting business, including ethical business standards.

The Board of Directors adopted an Audit Committee Charter on June 13, 2000 and subsequently amended and restated the Charter on March 19, 2004. The amended and restated Audit Committee Charter is included herein as Exhibit A.

Compensation Committee

Members at December 31, 2002 and 2003: Directors Davis, Kramer (Chair) and Lees

Number of Meetings in 2003: One

Functions:

  •
  Assisting the Board in overseeing the management of the Company's human resources including:

  •
  compensation and benefits programs

  •
  CEO performance and compensation; and

  •
  executive development and succession and diversity efforts

  •
  Oversees the evaluation of management; and

  •
  Prepares the report of the Committee on executive compensation.

Nominating Committee

Members at December 31, 2002 and 2003: Directors Bradshaw (Chair) and Lees

Number of Meetings in 2003: One

Functions:

  •
  Identifies individuals qualified to become board members, consistent with the criteria approved by the Board;

  •
  Recommends director nominees and individuals to fill vacant positions;

  •
  Assists the Board in interpreting the Company's Board Governance Guidelines, the Board's Principles of Conduct and any other similar governance documents adopted by the Board;

  •
  Oversees the evaluation of the Board and its committees; and

  •
  Generally oversees the governance of the Board.

Under American Stock Exchange rules, the Company is considered to be a "controlled" company due to Slough's majority ownership of the Company. Although the Company is not required to maintain a Nominating Committee due to its "controlled" status, the Company has had a Nominating Committee since 1992. Mr. Bradshaw is employed by the Company as its President and Chief Executive Officer. Mr. Lees is not employed by the Company; however, he is an employee of Slough.

This Committee will consider a candidate for director proposed by a stockholder. A candidate must be highly qualified in terms of business experience and be both willing and expressly interested in serving on the Board. A stockholder wishing to propose a candidate for the Committee's consideration should forward the candidate's name and information about the candidate's qualifications to Tipperary Corporation, Nominating Committee, 633 Seventeenth Street, Suite 1550, Denver, Colorado 80202, Attn.: David L. Bradshaw, Chairman.

AUDIT COMMITTEE REPORT

The Audit Committee consists of three directors, each of whom meet the independence requirements of the American Stock Exchange ("AMEX"). The members of the committee are Eugene I. Davis, who serves as Chairman, Charles T. Maxwell and D. Leroy Sample. Mr. Sample has been determined by the Company's Board of Directors to be a financial expert pursuant to the Securities Act of 1933 and AMEX rules. This committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Board of Directors has approved a charter adopted by the Audit Committee, which is included as Exhibit A to this Proxy Statement. The Audit Committee met four times during 2003.

Management has the primary responsibility for the financial statements and the reporting process, including the Company's systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements for the year ended December 31, 2003 with management, including a discussion of the quality and the acceptability of the Company's financial reporting and controls.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, which includes, among other items, matters related to the audit of the Company's financial statements.

The Audit Committee has obtained from the independent auditors a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors' independence as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and satisfied itself as to the auditors' independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange

Commission. The Audit Committee has also approved the reappointment of PricewaterhouseCoopers LLP as the Company's independent auditors.

Eugene I. Davis, Chairman
Charles T. Maxwell
D. Leroy Sample

DIRECTORS MEETINGS AND ATTENDANCE

During the fiscal year ended December 31, 2003, there were four meetings of the Company's Board of Directors. All directors attended at least 75% of the aggregate of all board meetings and committee meetings on which such directors served.

COMPENSATION OF DIRECTORS

Directors who are officers or employees of the Company are not compensated for serving as directors or for attending meetings. During the fiscal year ended December 31, 2003, the Company compensated its nonemployee, outside directors at the rate of $8,000 annually and $1,000 for each board meeting attended. Directors are not compensated for attendance at Board committee meetings.

EXECUTIVE COMPENSATION

The table below presents the compensation awarded to, earned by, or paid to the Company's President and Chief Executive Officer, its Executive Vice President—Corporate Development, its Senior Vice President and its Chief Financial Officer, for the calendar years ended December 31, 2003 and 2002 and 2001. No other executive officer of the Company received total annual salary and bonus for any year in excess of $100,000.

SUMMARY COMPENSATION TABLE

		Annual Compensation					Long-Term Compensation
Awards
Name and Principal Position	Year	Salary		Bonus		Other Annual Compensation(1)	Securities Underlying Options & Warrants	All Other Compensation(2)
David L. Bradshaw, President & Chief Executive Officer	2003 2002 2001	$ $ $	271,025 242,333 218,077	$ $	100,000 60,000 —	— — —	40,000 — —	$ $ $	6,000 5,500 4,558
Kenneth L. Ancell Executive Vice President—Corporate Development	2003 2002 2001	$ $ $	219,478 216,491 192,115	$ $	40,000 40,000 —	— — —	10,000 — —	$ $ $	1,224 1,887 1,751
Jeff T. Obourn Sr. Vice President	2003 2002 2001	$ $ $	186,521 166,137 144,808	$ $ $	70,000 35,000 15,000	— — —	20,000 — 50,000	$ $ $	2,375 3,323 3,394
Joseph B. Feiten Chief Financial Officer	2003		$132,309		$20,000	—	5,000		$1,300

(1)
In addition to amounts listed, the Company furnished other various benefits, the value of which are not reported in this column because the Company has concluded that the aggregate amount of these benefits is less than 10% of cash compensation paid.

(2)
Represents the Company's matching contribution to its Section 401(k) Retirement Savings Plan.

The following table sets forth certain information with respect to stock warrants and options granted to the named executive officers during the year ended December 31, 2003:

	Warrant and Option/SAR Grants in Last Fiscal Year
	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Warrant/Option Term
Name	Number of Securities Underlying Warrant/Options Granted	Percent of Total Warrants/Options Granted to Employees in Year	Exercise or Base Price ($/share)	Expiration Date	5%	10%
David L. Bradshaw	40,000	40%	$1.81	(1)	$45,532	$115,387
Kenneth L. Ancell	10,000	10%	$1.81	(1)	$11,383	$28,847
Jeff T. Obourn	20,000	20%	$1.81	(1)	$22,766	$57,693
Joseph B. Feiten	5,000	5%	$1.81	2/3/13	$5,692	$14,423

(1)
Warrants granted expire two years following termination of employment.

The following table sets forth information with respect to stock warrants and option exercises during the fiscal year ended December 31, 2003, by the named executive officers and the value of such officer's unexercised stock options and warrants at December 31, 2003:

	Aggregated Warrants and Option Exercises In Last Fiscal Year And Fiscal Year-End Warrants and Option Values
			Number of Unexercised Warrants and Options Held at Fiscal Year End		Value of Unexercised In-the-Money Warrants and Options at Fiscal Year End
Name	Shares Acquired on Exercise
		Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
David L. Bradshaw	—	—	556,900	40,000	$848,800	$72,400
Kenneth L. Ancell	—	—	265,000	10,000	$300,000	$18,100
Jeff T. Obourn	—	—	183,334	36,666	$121,250	$36,200
Joseph B. Feiten	—	—	8,334	21,666	$15,001	$39,049

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The table below provides certain information as of December 31, 2003 with respect to compensation plans under which equity securities of the Company are authorized for issuance:

Plan category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weight-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	433,500	$3.32	293,500
Equity compensation plans not approved by security holders	1,176,900	$2.45	—

Total	1,610,400	$2.69	293,500

At December 31, 2003, the Company had 433,500 options outstanding under two plans.

The 1987 Employee Stock Option Plan (the "1987 Plan") provided for option grants for a maximum of 383,000 shares. The 1987 Plan expired December 31, 1996. The 236,000 options outstanding as of December 31, 2003 under this plan have terms of ten years from the dates of grant ending no later than

October 2006, an exercise price equal to the fair market value of the stock on the date of grant and qualify as incentive stock options as defined in the Internal Revenue Code of 1986 ("the Code"). These options remain in full force and effect pursuant to each option's terms.

The 1997 Long-Term Incentive Plan (the "1997 Plan") was adopted to replace the expired 1987 Plan. The 1997 Plan was amended in January 2000, to increase the shares of common stock issuable from 250,000 to 500,000 for a period expiring in 2007. The 197,500 options outstanding as of December 31, 2003 under the plan have terms of ten years from the dates of grant and an exercise price equal to the fair market value of the stock on the date of grant. The 1997 Plan provides that participants may be granted awards in the form of incentive stock options, non-qualified options as defined in the Code, stock appreciation rights, performance awards related to the Company's operations, or restricted stock. At December 31, 2003, a total of 293,500 shares were available for future grant.

At December 31, 2003, the Company had 1,176,900 warrants outstanding with directors, employees and non-employees. From time to time, the Company has offered warrants to directors and employees as an incentive to provide long-term service to the Company. The terms of each warrant are negotiated. Less frequently, the Company has offered warrants to consultants as part of their compensation agreements.

PERFORMANCE GRAPH

The following graph compares the annual percentage change in the Company's cumulative total shareholder return (stock price appreciation plus reinvested dividends) on Common Stock with the cumulative total return of the American Stock Exchange (AMEX) Composite Index and the Dow Jones Oil—Secondary Index ("Peer Group Index") for the period from December 31, 1998 through December 31, 2003. The Peer Group Index includes 240 companies comparable with the Company. The graph assumes that the value of an investment in the Company's Common Stock and each index was $100 on December 31, 1998. Numerical comparisons are presented following the graph.

COMPARISON OF TOTAL RETURN
AMONG TIPPERARY CORPORATION,
PEER GROUP INDEX AND AMEX MARKET VALUE INDEX

ASSUMES $100 INVESTED ON DECEMBER 31, 1998
ASSUMES DIVIDENDS REINVESTED
YEAR ENDED DECEMBER 31, 2003

	YEARS ENDING DECEMBER 31
	1998	1999	2000	2001	2002	2003
Tipperary	100.00	129.41	305.88	152.47	196.71	287.06
Amex Market Composite Index	100.00	127.27	130.30	123.02	119.65	170.33
Down Jones Oil Companies, Secondary Index	100.00	115.40	184.31	169.22	172.88	226.59

COMPENSATION COMMITTEE REPORT

The Compensation Committee, which is composed of three nonemployee directors, makes recommendations to the Board concerning the compensation of the Company's executive officers. At the end of each year, the Committee evaluates the Company's performance relative to its business plan and its peer group performance. Additionally, each executive officer's contribution to the Company's achievements during the year is evaluated.

The goal of the Compensation Committee is to ensure that the Company employs qualified, experienced executive officers whose financial interest is aligned with that of the shareholders. The Committee considers general industry practice, tax effects and other factors in structuring executive compensation awards. The following is a discussion of forms of compensation currently being utilized.

Base salaries for each of the Company's executive officers are determined by taking into consideration performance, length of tenure with the Company, compensation by industry competitors for comparable positions and career achievements. Salaries paid within the industry are weighted more heavily in setting base salary levels. In order to determine comparable salary levels paid within the industry, the Committee reviews various industry surveys and publicly filed information of its competitors.

In addition to their base salaries, the Company's executive officers may be awarded an annual bonus, depending on Company performance relative to its business plan and the Committee's assessment of the executive officer's personal contribution to such performance. Such performance may be measured by several criteria that are considered important to the Company's success. These criteria are not specifically weighted in the determination of whether to award an annual bonus to an executive officer, since the relative importance of such criteria may change from year to year and the relative responsibilities of each executive officer in the achievement of each of the objectives may differ. Examples of criteria considered are: quantity of oil and gas reserves added; finding cost of oil and gas reserves; control of lifting costs; efficiency of general and administrative expenses, management of exploration projects; and overall financial management.

The Company also utilizes stock warrants and options ("options") as an incentive for executive officers. The size of option grants is dependent on individual performance, level of responsibility and base salary and the number of shares covered by all outstanding options in relation to the total number of outstanding shares of Common Stock and Common Stock equivalents. Options are used in order to align the benefits received by the executive officers with the amount of appreciation realized by the stockholders. Options granted to current officers and directors have been at exercise prices not less than the fair market value of the stock on the date of the grant.

David L. Bradshaw was elected Chief Executive Officer on January 16, 1996. Mr. Bradshaw is currently employed by the Company under a two-year employment agreement entered into September 18, 2001, providing for, among other things, minimum compensation at the rate of $210,000. The agreement will renew automatically for additional two-year periods unless terminated under the terms of the agreement. Mr. Bradshaw's salary for 2001, 2002 and 2003 was $218,077, $242,333 and $271,025, respectively. During 2002 and 2003 he received bonuses of $60,000 and $100,000. The Compensation Committee reviewed industry salary surveys and determined that Mr. Bradshaw's total cash compensation was comparable to similar positions with industry competitors and reasonable in view of his performance. In evaluating his performance during the last three years and using the above criteria, the Committee considered the significant increase in total proved reserves, the growth of gas sales in Australia, and the accumulation of several domestic exploration prospects. The Committee believes that the combination of stock and cash compensation paid to the chief executive officer is designed to closely align his interests with those of the shareholders, and that his compensation is related directly to his performance as a person with considerable experience and ability in the oil and gas business.

Compensation Committee
as of March 1, 2004
Eugene I. Davis
Douglas Kramer, Chairman
Marshall D. Lees

EMPLOYMENT AGREEMENTS

On September 18, 2001, the Company entered into a two-year employment agreement with David L. Bradshaw for the position of Chairman, President and Chief Executive Officer, providing for, among other things, minimum compensation at the rate of $210,000 per year. In addition, Mr. Bradshaw may receive bonuses at times and in amounts to be determined by the Company's Compensation Committee based upon corporate and individual performance. The agreement will renew automatically for additional two-year periods unless terminated under the terms of the agreement. The employment agreement provides that in the event Mr. Bradshaw's employment is terminated by the Company without cause, other than as a result of death or disability, Mr. Bradshaw will be entitled to any unpaid compensation and bonus, if any, accrued through the date of termination, which shall be one year after notice is given, plus all compensation which accrues for one year following the termination date.

On October 17, 2002, the Company entered into a three-year employment agreement with Kenneth L. Ancell for the position of Executive Vice President—Corporate Development, providing for, among other things, minimum compensation at the rate of $195,000 per year. In addition, Mr. Ancell may receive a performance bonus equal to 20-25% of his basic compensation if he and the Company achieve such performance goals as may reasonably be set in the discretion of management of the Company. The employment agreement provides that in the event Mr. Ancell's employment is terminated by the Company without cause, other than as a result of death or disability, Mr. Ancell will be entitled to any unpaid compensation and bonus, if any, accrued through the date of termination, which requires 15 days notice, plus compensation which accrues for six months following the end of the employment term.

On January 17, 2002, the Company entered into a three-year employment agreement with Jeffrey T. Obourn for the position of Senior Vice President, providing for, among other things, minimum compensation at the rate of $150,000 per year. In addition, Mr. Obourn may receive bonuses at times and in amounts to be determined by the Company's Compensation Committee and upon approval of the Board of Directors based upon corporate and individual performance. The employment agreement provides that in the event Mr. Obourn's employment is terminated by the Company without cause, other than as a result of death or disability, Mr. Obourn will be entitled to any unpaid compensation and bonus, if any, accrued through the date of termination, which shall be one year after notice is given, plus compensation which accrues for one year following the termination date.

PROPOSAL I
ELECTION OF DIRECTORS

The Company's By-Laws authorize the Board of Directors to be comprised of not less than three nor more than 15 members. The Company's Board of Directors has presently determined that the Board shall be comprised of seven members, but reserves the right to increase the number of directors if the need arises. The seven nominees listed below have been recommended by the Nominating Committee and approved by the full Board of Directors. Upon election, they shall constitute at that date the Company's entire Board of Directors.

The Company has determined that five of the seven nominees listed below are "independent" as defined by the American Stock Exchange. Messrs. Bradshaw and Ancell are not independent since they are also employees of the Company. Messrs. Kramer and Lees are also officers and directors of our majority shareholder, Slough, or its related affiliates.

It is intended that the enclosed proxy will be voted FOR the election of the seven nominees named below to the Company's Board of Directors, unless authority to so vote is withheld on the proxy. In the event any nominee is unable to serve as a director for any reason not currently known or contemplated, the person named as Proxy will have discretionary authority in that instance to vote the proxy for any substitute nominee that the Board of Directors may designate. Each nominee elected to serve as director will hold office until the next Annual Meeting or until his successor is elected and qualified.

The following sets forth information as of March 9, 2004, with respect to each nominee for director:

David L. Bradshaw, 49, has been a director of the Company since January 23, 1990, and became President and Chief Executive Officer of the Company on January 16, 1996. Mr. Bradshaw, a certified public accountant, began his employment with the Company in January 1986, and has held various positions with the Company, including Chief Financial Officer and Chief Operating Officer, prior to his current position. Prior to joining the Company, Mr. Bradshaw was an officer and owner in a privately held oil and gas company.

Kenneth L. Ancell, 61, was elected to the Board of Directors on July 11, 1996, and became Executive Vice President—Corporate Development of the Company in 1999. For 17 years before joining the Company as an employee, Mr. Ancell was a petroleum engineer and a principal in a Houston-based consulting engineering firm. Prior to forming this consulting firm, Mr. Ancell was employed as a petroleum engineer by various energy companies developing coalseam gas projects. He has served as a senior project advisor for the United Nations coalseam gas project in China, and was a Distinguished Lecturer on coalseam gas reserves for the Society of Petroleum Engineers. Mr. Ancell has expertise in oil and gas recovery processes and more than 25 years of coalseam gas experience.

Eugene I. Davis, 49, was elected to the Board of Directors on September 2, 1992, and had served as independent legal counsel to the Company from 1984 until 1992. In 1999, he became Chairman and Chief Executive Officer of PIRINATE Consulting Group, L.L.C., a privately held consulting firm specializing in crisis and turn-around management, merger and acquisition consulting, hostile and friendly takeovers, proxy contests and strategic planning advisory services for public and private business entities. Mr. Davis was Chairman, Chief Executive Officer and President of RBX Industries, Inc. from August 2001 to December 2003, after having been appointed Chief Restructuring Officer in January 2001. From January 2000 through August 2001, Mr. Davis was Chairman and Chief Executive Officer of Murdock Communications Corp., a NASDAQ listed company. From May 1999 through June 2001, he was the Chief Executive Officer of SmarTalk Teleservices, Inc., which had filed a petition under Chapter 11 of the Federal Bankruptcy Code in March 1999. He was Chief Operating Officer of TotalTel USA Communications, Inc. in 1998. Both SmarTalk Teleservices, Inc. and TotalTel USA Communications, Inc. were NASDAQ listed companies. He is a director of Metals USA, Inc., Metrocall Communications, Inc., and Knology, Inc., which are public companies, and Eagle Geophysical, Inc. and Trans Texas Gas Corporation. In addition, he is a member of the Board of Advisors of PPM America Special Investment Funds.

Douglas Kramer, 67, was elected to the Board of Directors on August 19, 1996. Mr. Kramer is Chairman and a Director of Draper and Kramer, Inc., a real estate management, mortgage banking and advisory company headquartered in Chicago. He is also a Director of Slough Estates plc, a London, England-based property company. He is also Chairman and a Director of Slough Estates USA Inc., a wholly-owned subsidiary of Slough Estates plc.

Marshall D. Lees, 50, was elected to the Board of Directors on September 30, 1995. In 1987 Mr. Lees joined Slough Estates plc, a London, England-based property company. He is the Chief Executive Officer of Slough Estates North America, which includes Slough Estates USA Inc., and Slough Estates Canada Limited. He became an Executive Director of Slough Estates plc in 1998. He is also a Director of Charterhouse Group International, Inc.

Charles T. Maxwell, 72, has been a director of the Company since May 2000. Mr. Maxwell is senior energy analyst with Weeden & Co. L.P., Greenwich, CT, serving institutional clients in the US and abroad. He is also a director of Chesapeake Energy Corporation (CHK-NYSE), a prominent independent gas producer in the US Mid-Continent area. Mr. Maxwell was formerly vice chairman and senior energy strategist at Cyrus J. Lawrence, Inc., then a member firm of the New York Stock Exchange, where he worked for 29 years.

D. Leroy Sample, 62, was elected to the Board of Directors on November 30, 2000. Mr. Sample was a business assurance partner in the international accounting firm of PricewaterhouseCoopers LLP in Chicago for 24 years until he retired in July 1999. He began his career with the firm in 1963. Mr. Sample is a certified public accountant.

EXECUTIVE OFFICERS

In addition to information regarding Messrs. Bradshaw and Ancell set forth above, the following sets forth information with respect to the remainder of the Company's executive officers:

Jeff T. Obourn, 46, has been a Senior Vice President of the Company since January 16, 1996. He became employed as the Company's Vice President—Land on February 1, 1993. From 1987 to 1993, Mr. Obourn was President of Obourn Brothers, Inc., of Englewood, Colorado, an oil and gas land brokerage business.

Joseph B. Feiten, 51, a certified public accountant, has been the Company's Chief Financial Officer since June 10, 2002. In April 2002, Mr. Feiten returned to consulting to the oil and gas industry after having resigned from PricewaterhouseCoopers in June 2000 to become president of a privately-held company serving pediatricians and children's hospitals. After the merger of Price Waterhouse with Coopers in 1998, Mr. Feiten was the global director of training for the firm's Global Energy & Mining industry program. From 1991 to 1998, he was the director of Coopers & Lybrand's US oil and gas industry program.

There are no family relationships between or among the executive officers and nominees to the Board of Directors of the Company. There are no arrangements or understandings between any of the directors or nominees or any other person pursuant to which any person was or is to be elected as a director or nominee.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a Code of Business Conduct and Ethics which is applicable to its directors and employees. The Company is in the process of posting the Code on our web site at www.tipperarycorp.com. Currently a copy may be obtained by writing to our corporate secretary at Tipperary Corporation, 633 17th Street, Suite 1550, Denver, Colorado 80202, phone 303-293-9379.

PROPOSAL 2
APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors, subject to ratification by the shareholders at the Annual Meeting, has reappointed PricewaterhouseCoopers LLP as the Company's independent auditor for 2004. PricewaterhouseCoopers has been the Company's independent accounting firm since 1998. Price Waterhouse LLP served as the Company's independent auditor from 1971 through 1997. The Company has been advised that neither PricewaterhouseCoopers nor any member thereof has any direct financial interest or any material indirect interest in the Company.

PRINCIPAL ACCOUNTANT FEES

During 2003 and 2002, the Company paid the following fees to PricewaterhouseCoopers LLP:

	2003	2002
Audit Fees	$101,000	$93,000
Audit Related Fees	5,000	—
Tax fees	24,000	112,000
All other fees(1)	27,000	19,000

Total	$157,000	$224,000

(1)
Services relating to litigation, acquisitions and oil and gas operations.

To help assure independence of the independent auditors, the Audit Committee has established a policy whereby all audit, review, attest and non-audit engagements of the principal auditor or other firms must be approved in advance by the Audit Committee; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable Securities and Exchange Commission rules. This policy is set forth in the Audit Committee charter included as Exhibit A in this proxy statement. One hundred percent of the fees shown in the principal accountant fees schedule for 2003 were approved by the Audit Committee. SEC regulations and Company policy did not require pre-approval for non-audit services prior to 2003.

SHAREHOLDERS ARE REQUESTED TO VOTE FOR THE RATIFICATION OF THE REAPPOINTMENT OF PRICEWATERHOUSECOOPERS AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2004.

Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting and will be afforded an opportunity to make a statement, if they desire to do so. It is expected that such representatives will be available to respond to appropriate shareholder questions.

FORM 10-K

Shareholders may obtain, without charge, the Company's Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission by writing to the Secretary of the Company at 633 Seventeenth Street, Suite 1550, Denver, Colorado 80202, or through a link on the Company's website at www.tipperarycorp.com.

SHAREHOLDER PROPOSALS

Under the rules of the SEC, if a shareholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2005 Annual Meeting of Shareholders, the proposal must be received by us at our principal executive offices at 633 17th Street, Suite 1550, Denver, Colorado 80202 by November 30, 2004. The proposal should be sent to the attention of Secretary of the Company. The SEC also sets forth procedures under which shareholders may make proposals outside of the process described above in order for a shareholder to nominate persons for election as Directors or to introduce an item of business at an Annual Meeting of Shareholders. These procedures require that shareholders must submit nominations or items of business in writing to the Secretary of the Company at our principal executive offices. We must receive the notice of your intention to introduce a nomination or to propose an item of business at our 2005 Annual Meeting no later than:

  •
  60 days in advance of the 2005 Annual Meeting if it is being held within 30 days preceding the anniversary date (April 27, 2004) of this year's meeting; or

  •
  90 days in advance of the meeting if it is being held on or after the anniversary date of this year's meeting.

For any other meeting, the nomination or item of business must be received by the tenth day following the date of public disclosure of the date of the meeting. These requirements are separate from and in addition to the SEC's requirements described in the first paragraph of this section relating to including a proposal in our proxy statements.

Our Annual Meeting of Shareholders is generally held on the last Tuesday of April. Assuming that our 2005 Annual Meeting is held on schedule, we must receive notice of your intention to introduce a nomination or other item of business at that meeting by February 25, 2005.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Because of the Company's small size, to date it has not developed formal processes by which shareholders may communicate directly with directors. Instead, the Company believes that its informal process by which any communication sent to the board of directors either generally or in care of a corporate officer, has served the shareholders' needs. In view of recently adopted SEC disclosure requirements related to this issue, the Board of Directors expects to review in the coming months whether more specific procedures are required. Until any other procedures are developed and posted on the Company's web site at www.tipperarycorp.com, any communication to the Board of Directors may be mailed to the Board, in care of the Secretary of the Company, at 633 Seventeenth Street, Suite 1550, Denver, Colorado 80202. Shareholder's should clearly note on the mailing envelope that the letter is a "Shareholder-Board Communication." All such communications should identify the author as a shareholder and clearly state whether the intended recipients are all members of the board of directors or just certain specified individual directors. The Secretary of the Company will make copies of all such communications and circulate them to the appropriate director or directors.

DISCRETIONARY AUTHORITY

The Company's Board of Directors does not know of any other business to be presented at the Annual Meeting. If any other matter properly comes before the Annual Meeting, however, it is intended that the person named in the enclosed proxy will vote said proxy in accordance with his best judgment.

BY ORDER OF THE BOARD OF DIRECTORS
Elaine R. Treece Corporate Secretary

Date: March 29, 2004

EXHIBIT A
TIPPERARY CORPORATION

Audit Committee Charter
(Adopted March 19, 2004)

A. Purpose

The purpose of the Audit Committee is to assist the Board of Directors' oversight of:

  •
  the integrity of the Company's financial statements;

  •
  the Company's financial reporting process;

  •
  the Company's compliance with legal and regulatory requirements;

  •
  the independent auditor's qualifications and independence; and

  •
  the performance of the Company's internal audit function and independent auditors.

B. Structure and Membership

1.
Number. The Audit Committee shall consist of at least three members of the Board of Directors.

2.
Independence. Except as otherwise permitted by the applicable rules of the American Stock Market, each member of the Audit Committee shall be independent as defined by such rules.

3.
Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company's annual report filed with the SEC), at least one member of the Audit Committee shall be an "audit committee financial expert" (as defined by applicable SEC rules).

4.
Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5.
Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

6.
Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C. Authority and Responsibilities

  General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by

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the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's report.

  Oversight of Independent Auditors

1.
Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. In its evaluation of the independent auditor, the Audit Committee shall present its conclusions with respect to the independent auditor to the full Board of Directors. The Audit Committee shall also, with respect to its review of the independent auditor, review and evaluate the lead partner and other senior members of the independent auditor. The Audit Committee shall take into account the opinions of management and the Company's internal auditors. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2.
Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

3.
Additional Independence Procedures. The Audit Committee shall:

•
confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act;

•
confirm that the CEO, controller, CFO, and CAO (or other persons serving in similar capacities) were not employed by the independent auditor, or if employed, did not participate in any capacity in the audit of the Company, in each case, during the one-audit-year period preceding the date of initiation of the audit, as required by Section 206 of the Sarbanes-Oxley Act; and

•
annually consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent audit firm.

4.
Quality Control Review. Obtain and review a report from the independent auditor at least annually regarding (a) the auditor's internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and whether the types of non-audit services provided are compatible with maintaining the auditor's independence.

5.
Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee. As part of its evaluation of compensation for the independent auditor, the Audit Committee shall compare the fees paid for audit services to those paid by peer companies as a means of assessing whether the scope of audit work is sufficient.

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6.
Preapproval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

7.
Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding:

•
critical accounting policies and practices;

•
alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•
other material written communications between the independent auditor and Company management.

  Audited Financial Statements

8.
Review and Discussion. The Audit Committee shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion and the disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

9.
Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.

10.
Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

  Review of Other Financial Disclosures

11.
Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor's review of interim financial information.

12.
Earnings Release and Other Financial Information. The Audit Committee shall discuss generally the types of information to be disclosed in the Company's earnings press releases, as well as in financial information and earnings guidance provided to analysts, rating agencies and others.

13.
Quarterly Financial Statements. The Audit Committee shall discuss with the Company's management and independent auditor the Company's quarterly financial statements, including the Company's

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  disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

  Controls and Procedures

14.
Oversight. The Audit Committee shall coordinate the Board of Directors' oversight of the Company's internal controls over financial reporting, the Company's disclosure controls and procedures and the Company's code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act.

15.
Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

16.
Related-Party Transactions. The Audit Committee shall review all related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee.

17.
Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D. Procedures and Administration

1.
Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities; provided, however, that the Audit Committee shall meet at least quarterly. The Audit Committee may also act by unanimous written consent in lieu of a meeting (except for its required quarterly meetings.) The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2.
Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

3.
Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter.

4.
Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

5.
Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

6.
Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

7.
Annual Self-Evaluation. At least annually, the Audit Committee shall evaluate its own performance and report its findings to the Board of Directors.

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Tipperary Corporation

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 27, 2004

        The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders ("Notice") of Tipperary Corporation ("the Company") to be held on April 27, 2004, and the Proxy Statement in connection therewith, each dated March 29, 2004, (b) appoints David L. Bradshaw, with the power to act alone or to appoint his substitute, as attorney and proxy to represent and vote, as designated below, all the shares of Common Stock, par value $0.02 per share, of the Company held of record by the undersigned on March 9, 2004, at such Annual Meeting and at any adjournment(s) thereof; and (c) revokes any proxy heretofore given.

1.
The election of seven (7) directors to serve until the next Annual Meeting of Shareholders or until their successors shall be duly elected and qualified—

Nominees: David L. Bradshaw, Kenneth L. Ancell, Eugene I. Davis, Douglas Kramer, Marshall D. Lees, Charles T. Maxwell and D. Leroy Sample.

☐	For all nominees, except those whose name(s) is (are) written below.	☐	WITHHOLD AUTHORITY to vote for all nominees.

2.
The ratification of the reappointment of PricewaterhouseCoopers LLP as the Company's independent auditors for 2004;

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.
In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

(Continued, and to be signed, on page 2)

(Continued from other side)

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEES LISTED ON THIS PROXY, FOR PROPOSAL NO. 2, AND IN THE DISCRETION OF THE PROXY ON ANY OTHER BUSINESS.

If your shares are registered in the name of a brokerage firm or bank, only your bank or broker can vote your stock and only after receiving your specific instruction.

This proxy revokes all prior proxies.

Dated:	, 2004.	Signature(s):

Important: please date this proxy and sign exactly as your name appears to the left. When signing as attorney, administrator, trustee or guardian, please give your full title as such. When stock is in the name of more than one person, each such person should sign the proxy.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON April 27, 2004
TIPPERARY CORPORATION PROXY STATEMENT SOLICITATION OF PROXY
REVOCATION OF PROXY
VOTING AT THE ANNUAL MEETING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECURITY OWNERSHIP OF MANAGEMENT
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
COMMITTEES OF THE BOARD OF DIRECTORS
AUDIT COMMITTEE REPORT
DIRECTORS MEETINGS AND ATTENDANCE
COMPENSATION OF DIRECTORS
EXECUTIVE COMPENSATION
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
PERFORMANCE GRAPH
COMPARISON OF TOTAL RETURN AMONG TIPPERARY CORPORATION, PEER GROUP INDEX AND AMEX MARKET VALUE INDEX
ASSUMES $100 INVESTED ON DECEMBER 31, 1998 ASSUMES DIVIDENDS REINVESTED YEAR ENDED DECEMBER 31, 2003
COMPENSATION COMMITTEE REPORT
EMPLOYMENT AGREEMENTS
EXECUTIVE OFFICERS
CODE OF BUSINESS CONDUCT AND ETHICS
PRINCIPAL ACCOUNTANT FEES
FORM 10-K
SHAREHOLDER PROPOSALS
SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
DISCRETIONARY AUTHORITY
EXHIBIT A TIPPERARY CORPORATION